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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1998.


                       BOSTON CELTICS LIMITED PARTNERSHIP
            (FORMERLY KNOWN AS BOSTON CELTICS LIMITED PARTNERSHIP II)
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                  19234                          04-3416346
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)





                               151 MERRIMAC STREET
                                BOSTON, MA 02114
                    (Address of Principal Executive Offices)

                                 (617) 523-6050

              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS.


     1.    Name Change.

           Effective June 30, 1998, the Certificate of Limited Partnership of the Registrant was amended to change the name of the Registrant from Boston Celtics Limited Partnership II to Boston Celtics Limited Partnership. Such action was taken by the Registrant's General Partner pursuant to its authority as General Partner under the Registrant's Amended and Restated Agreement of Limited Partnership. The Certificate of Amendment of Certificate of Limited Partnership of Boston Celtics Limited Partnership II was filed with the Secretary of State of the State of Delaware on June 29, 1998.

     2.    Press Release Respecting Reorganization.

           On June 30, 1998, Boston Celtics Limited Partnership announced the consummation of its reorganization, which is attached to this Form 8-K as
Exhibit 99. For further information, regarding the reorganization, see the Registrant's Registration Statement on Form S-4 (File No. 333-50367).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits.

           3.1 Amended and Restated Partnership Agreement of Boston Celtics Limited Partnership II, dated June 29, 1998.

           99.1   Text of press release, dated June 30, 1998.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 30, 1998

                                         BOSTON CELTICS LIMITED PARTNERSHIP

                                         By: BCLP GP, Inc., its General Partner

                                         By: /s/ Richard G. Pond
                                             ----------------------------------
                                             Name: Richard G. Pond
                                             Title: Chief Financial Officer









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                                  EXHIBIT INDEX

                                                           SEQUENTIALLY NUMBERED
EXHIBIT NO.                  DOCUMENT                              PAGE
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    3.1       Amended and Restated Agreement of Limited
              Partnership of Boston Celtics Limited
              Partnership II, dated June 29, 1998.

   99.1       Press Release, dated June 30, 1998.













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